UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2012

ALBEMARLE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	001-12658	54-1692118
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

451 Florida Street, Baton Rouge, Louisiana 70801

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (225) 388-8011

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On Wednesday, May 9, 2012, Albemarle Corporation (the “Company”) held its Annual Meeting of Shareholders. During this meeting, shareholders of the Company were asked to consider and vote upon three proposals: (1) election of the nine nominees set forth in the 2012 Proxy Statement to the Company’s Board of Directors, (2) ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2012, and (3) ratification of a non-binding advisory resolution approving the compensation of the Company’s named executive officers.

As of the record date for the Annual Meeting, March 2, 2012, there were 89,118,918 shares of common stock outstanding and entitled to vote, of which the holders of 80,915,161 shares of common stock were represented in person or by proxy at the Annual Meeting. For each proposal, the results of the shareholder voting were as follows:

1. Election of directors. All of the nominees for directors were elected to serve for a term which expires at the annual meeting of shareholders in 2013, by the votes set forth in the table below.

Nominee	Voted For	Withheld
Jim W. Nokes	74,072,979	1,126,895
William H. Hernandez	74,852,202	347,672
R. William Ide, III	73,805,063	1,394,811
Luther C. Kissam, IV	74,836,619	363,255
Joseph M. Mahady	74,895,557	304,317
Barry W. Perry	73,949,026	1,250,848
John Sherman, Jr.	74,070,588	1,129,286
Harriett Tee Taggart	74,913,416	286,458
Anne Marie Whittemore	74,542,541	657,333

There were 5,715,287 broker non-votes received for each nominee.

2. Ratification of appointment of independent registered public accounting firm. The shareholders ratified the appointment of PricewaterhouseCoopers LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012, by the votes set forth in the table below.

Voted For	Voted Against	Abstained
79,941,173	933,871	40,117

The proposal to ratify the appointment of PricewaterhouseCoopers LLC was a routine matter and, therefore, there were no broker non-votes relating to this matter.

3. Advisory vote on executive compensation. The shareholders ratified the non-binding advisory resolution approving the compensation of the Company’s named executive officers by the votes set forth in the table below.

Voted For	Voted Against	Abstained	Broker Non-Votes
71,349,769	2,957,937	892,168	5,715,287

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALBEMARLE CORPORATION

Date: May 9, 2012	By:	/s/ Karen G. Narwold
Senior Vice President, General Counsel and Corporate Secretary